EXHIBIT 10.5

[logo]                    RSL COM
RSL COM U.S.A. INC.

                           CARRIER SERVICES AGREEMENT

         This Agreement is made this 12th day of August, 1999, by and between RSL COM U.S.A., Inc. a Delaware corporation, with its principal office at 5550 Topanga Canyon Boulevard, Suite 250, Woodland Hills, California 91367, ("RSL COM") and IPVoice.com, Inc. with its principal office at 5901 South Middlefield Road, #100, Littleton, Colorado, 80123 ("Customer").

                                   WITNESSETH:

Whereas,   RSL   COM  is  in   the   business   of   providing   long   distance
telecommunications service: and

Whereas,   customer   is  in  the   business   of   purchasing   long   distance
telecommunications services,

Whereas, RSL COM agrees to provide and Customer agrees to accept the telecommunications services described in the Service Schedule attached hereto and in RSL COM's filed tariffs (collectively "Services") subject to the terms and conditions contained in this Agreement and in conformity with each Service Request which is accepted hereunder,

1.   EFFECTIVE DATE - SERVICE TERM.

     A. EFFECTIVE DATE This Agreement shall be effective between the parties as of the date first written above.

     B. START OF SERVICE RSL COM's obligation to provide and Customer's obligation to accept and pay for Service shall be binding to the extent provided for in this Agreement upon the execution of a Service Schedule by both parties. RSL COM will use reasonable efforts to provide Service within thirty days, following execution of the applicable Service Schedule, or the requested delivery date, whichever is later.

     C. TERM Except as otherwise provided herein, the parties' obligations hereunder with respect to Service shall continue from Start of Service

                                                     Customer /s/BW   RSL /s/FS
                                        1
          over the period of time specified in the Service Schedule. Any minimum commitment term shall be specified in the Service Schedule. Either party may terminate this Agreement upon thirty (30) day written notice to the other party.

     D. CHARGES RSL COM reserves the right tot modify rates and/or charges for and/or delete RSL COM Service offerings to specific locations and modify Service Interconnection charges, if any, upon five (5) days notice to Customer.


     E. MINIMUM COMMITMENT Customers Minimum Usage Commitment ("MUC") shall be 100,000 minutes per month per DS1 or as set forth in the Service Schedule. In the event Customer fails to maintain its MUC, RSL COM shall have the right to suspend Service(s) to Customer upon seven (7) days written notice. Suspension of Service does not relieve Customer of its obligations to pay the actual usage for such billing cycle up to and including the date of suspension. (F9 /s/BW 8-17-99)


2. SERVICE SCHEDULES. Service requested by Customer hereunder shall be requested on RSL COM Service Schedule forms and subscribed to by authorized representatives of Customer and RSL COM. Each Service Schedule shall reference this Agreement and shall become a part of this Agreement to the extent that it describes the Service, Requested Service Date, Service Interconnection, if any, relevant to the Service in question, charges, specific Service terms and other information necessary for RSL COM to provide Service to Customer as set forth in Exhibit A attached.

3.   CUSTOMER RESPONSIBILITIES.

     A. CUSTOMER FACILITIES Customer has sole responsibility for the installation, testing, operation of and costs associated with facilities, services and equipment other than the specifically to be provided by RSL COM as described in a Service Schedule ("Customer Facilities"). In no event will the untimely installation or non-operation of Customer Facilities relieve Customer of its obligation to pay charges for Service provided by RSL COM. If Customer is responsible for establishing a Service Interconnection over facilities other than those controlled by RSL COM, RSL COM shall not be obligated to provide Service relevant thereto if the Service Interconnection in question is not activated within sixty (60) days following the Requested Service Date.

/s/ FS /s/ BW 8-17-99

     B. EXPEDITE CHARGES Should Customer request expeditious Service and/or changes to orders and RSL agrees to such request, RSL will pass through the charges assessed by any supplying parties involved at the same rate to Customer. RSL may further condition its agreement with such request upon Customer's payment of additional charges to RSL.

     C. FRAUDULENT CALLS Customer shall indemnify and hold RSL COM harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature carried by means of the Services. Customer shall not be excused from paying RSL CM for Services provided to Customer or any portion thereof on the basis that fraudulent calls comprised a corresponding portion of the Service. In the event RSL COM discovers fraudulent calls being made or reasonably believes fraudulent calls are being made, nothing contained herein shall prohibit RSL COM from taking immediate action, without notice to Customer, that is reasonably necessary to prevent such calls from taking place.

     D. LICENSES Customer is solely responsible for obtaining all licenses, approvals, or regulatory authorities for its operation as a reseller of services to its customers. If Customer is prohibited, on a temporary or long term basis, from conducting its telecommunications operations, Customer shall immediately notify RSL COM. In such event, RSL COM reserves the right to terminate this Agreement.

     E. TAX EXEMPTION Customer will provide RSL COM with a valid tax exemption form to exempt Customer, under applicable law, from taxes that would otherwise be paid by Customer. RSL COM will invoice Customer for taxes that are not covered by tax exemption certificate properly filed with RSL COM.

4.   Charges and Payment Terms.

     A. TAXES CUSTOMER acknowledges and understands that all charges stated in Service Schedules are computed by RSL COM exclusive of any applicable use, excise, gross receipts, sales and privilege taxes, duties fees or other taxes or similar liabilities (other than general income or property taxes), whether charged to or against RSL COM or Customer because of the Service furnished to Customer ("Additional Charges"). Such Additional Charges shall be paid by Customer in addition to all other charges provided for herein.

     B. BILLING DISPUTES Any billing discrepancies shall be presented to RSL COM in reasonable detail, in writing, within thirty (30) days of the date of the invoice in question. RSL COM shall not be obligated to

                                                    Customer /s/BW   RSL /s/FS
                                        3
          consider any Customer notice of billing discrepancies which are received by RSL COM more than thirty (30) days following the date of the invoice in question. Customer shall be obligated to pay all disputed amounts, which amounts shall thereafter be credited to Customer's next invoice in the event the parties conclude that the disputed amount or part thereof is owing Customer. The parties shall use their best efforts to resolve the disputed bill within thirty days of notice given by Customer. If such resolution is not attained, the parties' dispute shall be settled by arbitration as set forth in paragraph 12 herein.

     C. CHARGES AND PAYMENT Terms RSL COM billings for Service are made on a weekly basis following Start of Service. RSL COM reserves the right to change its billing cycle from time to time, as its sole discretion, upon reasonable written notice given to Customer. Service shall be billed at the rates set forth on the Service Requests. Customer will pay each RSL COM invoice for Service in full, without deduction or offset of any kind, within seven (7) days of the invoice date set forth on each RSL COM invoice to Customer ("Due Date"). All payments due hereunder shall be made in U.S. dollars. If payment is not received by RSL COM on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and on-half percent (1 1/2%) of the unpaid balance of the Service Charges per month or the maximum lawful rate under applicable law.

     D. SUSPENSION OF SERVICES With the exception of terms set forth in paragraph 4(c) above, in the event payment in full is not received from Customer by Due Date, RSL COM shall also have the right, after giving Customer three (3) days written prior notice, to suspend all or any portion of the Service to Customer until such time as Customer has paid in full all charges then due, including any late fees. Following such payment, RSL COM shall b required to reinstitute Service to Customer only upon the provision by Customer to RSL COM, Customer of satisfactory assurance (such as a deposit) of Customer's ability to pay for Service and Customer's advance payment of the cost of reinstituting Service. If Customer fails to make such payment by a date determined by and acceptable to RSL COM, Customer will be deemed to have canceled the Service effective as of such date. Such cancellation shall not relieve Customer of payment liability for the unexpired portion of the Minimum Service Term relevant to the canceled Service.

     E. CREDIT Customer's execution of this Agreement signifies Customer's acceptance of RSL COM's initial and continuing credit approval procedures and policies. RSL COM reserves the right to withhold initiation or full implementation of Service under this Agreement pending initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by RSL COM, including, but not limited to, security for payments due hereunder in the form of cash

                                                     Customer /s/BW   RSL /s/FS
                                        4
          deposit, guarantee, irrevocable letter of credit or other means, which may be increased upon RSL COM's request at its discretion. As may be determined by RSL COM in its sole discretion at any time, if the financial circumstances or payment history is or becomes unacceptable, or in the event Customer exceeds its credit limit as determined by RSL COM or indicates difficulties in meeting its payments, RSL COM may require a new or increased deposit, partial payment, guarantee or irrevocable letter of credit, at RSL COM's option, to secure Customer's payments for the term of the Agreement. Failure of Customer to provide the requested security shall constitute a material breach of Agreement.

5. WARRANTY. RSL COM will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Service provided hereunder shall be consistent with other common carrier industry standards, government regulations and sound business practices. RSL COM MAKES NO OTHER WARRANTIES ABOUT THE SERVICE PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

6. CONTINUING RELATIONSHIP AND TERMINATION. This Agreement and the relationship of the Parties may be terminated by the non-defaulting Party in accordance with applicable provisions hereof and/or the occurrence of any of the following events which shall constitute a default:

     A. RSL COM may terminate this Agreement in the event Customer fails to make any payments when due or fails to furnish security as may be required pursuant to Paragraph 4(E) hereof, and fails to cure such default within five (5) days after the receipt of notice of such default.

     B.   The non-defaulting party mat terminate this Agreement in the event of:

                    1. Material Breach of this Agreement (other than as specified in Paragraph 6(A) above) after the notice thereof and failure of the breaching Party to cure such breach within twenty
               (20) days of receipt of notice of such default.

                    2. The filing by either  party of a  voluntary  petition  in bankruptcy or insolvency, the ajudication of either party as bankrupt or insolvent, or the appointment of a receiver or any act or action constituting a general assignment by either Party of its proprieties and interest for the benefit of its creditors.


                                                    Customer /s/BW   RSL /s/FS
                                        5

                    3. The determination by any governmental entity having jurisdiction over the Service provided under this Agreement that the relationship of the Parties and/or Services provided hereunder are contrary to then existing laws.

7.   LIABILITY; GENERAL INDEMNITY.

     A. Limited Liability IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

          THE LIABILITY OF RSL COM WITH RESPECT TO THE INSTALLATION (INCLUDING DELAYS THEREOF), PROVISION, TERMINATION, MAINTENANCE, REPAIR, INTERRUPTION, OR RESTORATION OF ANY SERVICE OR FACILITIES OFFERED UNDER THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO THE CHARGE APPLICABLE UNDER THIS AGREEMENT TO THE PERIOD DURING WHICH SERVICES WERE AFFECTED. FOR THOSE SERVICES WITH MONTHLY RECURRING CHARGES, THE LIABILITY OF RSL COM IS LIMITED TO AN AMOUNT EQUAL TO THE PROPORTIONATE MONTHLY RECURRING CHARGES FOR THE PERIOD DURING WHICH SERVICE WAS AFFECTED.

     B. GENERAL INDEMNITY In the event parties other than Customer (e.g. Customer's switched service customers) shall have use of the Service through Customer, then Customer agrees to forever indemnify and hold RSL COM, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Service harmless from and against any and all claims, suits, actions, losses, damages, assessments or payments which may be asserted by said parties arising out of relating to any defect in the Service.

8.   FORCE MAJEURE. The provisions of Force Majeure apply to this Agreement.

9. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing addressed to the persons listed below, at the last known address of the company, and shall be given by prepaid first class mail, by facsimile or other means of electronic communication or by hand delivery, and shall be deemed received one day after being sent.

                                                     Customer /s/BW   RSL /s/FS
                                        6

a)   For RSL COM:

             Company:         RSL COM U.S.A., Inc.
             Contact Person:  Manager, Contract Administration
             Address:         5550 Topanga Cannyon Boulevard, Suite 250
                              Woodland Hills, CA 91367
             Phone Number:    818 888-7600
             Fax Number:      818 704-6290

b)   For Customer:

             Company:         IPVoice.com, Inc.
             Contact Person:  Pete Stazzone
             Address:         5901 South Middlefield Road, Suite #100
                              Littleton, CO 80123
             Phone Number:    303 738-1266
             Fax Number:      303 738-1295

10. NO WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether expressed or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

11.  PARTIAL INVALIDITY; GOVERNMENTAL ACTION.

     (A) Partial Invalidity If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such illegality or unenforceability, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted.

     (B) Governmental Action Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Service if any material rate or term contained herein and relevant to the affected Service is substantially changed

                                                   Customer /s/BW   RSL /s/FS
                                        7
          or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority of competent jurisdiction.

12. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by Arbitration in New York, administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the Arbitrators may be entered in any Court having jurisdiction thereof.

13. USE OF SERVICE. Upon RSL COM"s acceptance of a Service Schedule hereunder, RSL COM will provide the Service specified therein to Customer upon condition that the Service shall not be used for any unlawful purpose. The provision of Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to the third parties, and RSL COM and Customer agree that this Agreement, to the extent it is subject to regulation by the Federal Communications Commission, is an intercarrier agreement which is not subject to the filing requirements of the FCC.

14.  CHOICE OF LAW: FORUM.

The construction, interpretation, and performance of this Agreement shall be governed by the local laws of the State of New York, and exclusive jurisdiction shall be with the courts of that State.

15.  PROPRIETY INFORMATION.

     (A) Confidential Information The parties understand and agree that the terms and conditions of this Agreement, all documents and invoices and all communications between the parties regarding this Agreement or the Service to be provided as well as such information relevant to any other agreement between the parties (collectively "Confidential Information"), are strictly confidential as between Customer and RSL COM.

     (B) Limited Disclosure A party shall not disclose Confidential Information unless subject to discovery or disclosure pursuant to legal process, or to any other party other than the directors, officers, and employees of a party or agent's of a party including their respective brokers, lenders, insurance carries or prospective purchasers who have

                                               Customer /s/BW   RSL /s/FS
                                        8
          specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party, as its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

     (C) PRESS RELEASES The parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Service provided hereunder or in which a party desire to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non- publishing party for its written approval prior to publication.

     (D) SURVIVAL AND CONFIDENTIALITY The provisions of this Section 15 will be effective as of the date of this Agreement and remain in full force and effect for a period equal to the longer of: one year following the effective date of this Agreement; or one year following the termination of all Service hereunder.

16. SUCCESSORS AND ASSIGNMENT. This Agreement shall be binding upon and inure tio the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of RSL COM, and further provided that any assignment or transfer without such consent shall be void.

17.  GENERAL.

     (A) Survival of Terms The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

     (B) Heading Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement

     (C) Industry Terms Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.


                                                    Customer /s/BW   RSL /s/FS
                                        9

18. ENTIRE AGREEMENT. This Agreement, together with any and all executed Service Schedules, constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements, oral or written, between the parties.

     IN WITNESS WHEREOF, the parties have executed this agreement on the date first written above.

         RSL COM U.S.A., Inc.                   IPVoice.com, Inc.

         By:  /s/ Frank Sarotte                 By:  /s/ Barbara S. Will
          -----------------------                 -----------------------
         (signature)                            (signature)

         Frank Sarotte                          Barbara S. Will
         ---------------                        ----------------
         (print name)                           (print name)

         President, Wholesale Carrier Services  CEO & President
         ------------------------------------   ----------------
         (title)                                (title)


                                                      Customer /s/BW   RSL /s/FS
                                       10